                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement No. 323-50066 of United community Financial Corporation on Form S-8 of our report dated April 25, 2002, included in this Annual Report on Form 11-K of The Home Savings and Loan Company 401(k) Savings Plan for the year ended December 31, 2001.



                                              /s/ Crowe, Chizek and Company LLP

Cleveland, Ohio
September 20, 2002


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